ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments

September 30, 2021 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.7%

Debt Fund – 99.7%
Invesco Senior Loan ETF	13,107	$289,796
iShares 0-5 Year High Yield Corporate Bond ETF	2,388	109,132
iShares 0-5 Year TIPS Bond ETF	14,932	1,577,267
iShares 3-7 Year Treasury Bond ETF	7,314	952,063
iShares Agency Bond ETF	13,544	1,604,693
iShares Short Treasury Bond ETF(a)	4,506	497,778
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	9,321	255,302
Total Exchange Traded Funds
(Cost $5,307,569)		5,286,031

MONEY MARKET FUND – 0.8%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.03%(b) (Cost $42,147)	42,147	42,147

REPURCHASE AGREEMENT – 4.5%(c)
RBC Dominion Securities, Inc., dated 09/30/21, due 10/01/21, 0.05%, total to be received $239,449, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 10/31/21-05/01/58, totaling $244,238) (Cost $239,449)	$239,449	239,449

Total Investments – 105.0%
(Cost $5,589,165)		5,567,627
Liabilities in Excess of Other Assets – (5.0%)		(264,645)
Net Assets – 100.0%		$5,302,982

ETF - Exchange Traded Fund

TIPS - Treasury Inflation Protected Securities

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $318,264; the aggregate market value of the collateral held by the fund is $325,524. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $86,075.
(b)	Rate shown reflects the 7-day yield as of September 30, 2021.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments (continued)

September 30, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2021, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,286,031	$–	$–	$5,286,031
Money Market Fund	42,147	–	–	42,147
Repurchase Agreement	–	239,449	–	239,449
Total	$5,328,178	$239,449	$–	$5,567,627

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	99.7%
Money Market Fund	0.8
Repurchase Agreement	4.5
Total Investments	105.0
Liabilities in Excess of Other Assets	(5.0)
Net Assets	100.0%